EXHIBIT 99.1

Investor Relations:	Industry Analysts / Trade and Business Press:
Brian Norris	Carmen Harris
Acme Packet	Connect2 Communications
+1 781.328.4790	+1 919.554.3532
bnorris@acmepacket.com	carmen@connect2comm.com
Acme Packet Reports Record Results for Third Quarter of 2009
— Company Posts Record Revenue of $36.3 Million and Non-GAAP1 EPS of $0.09 —
— Company Raises Revenue and Earnings Outlook for 2009 —
BURLINGTON, MA. — October 29, 2009 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session border control solutions, today announced its results for the third quarter ended September 30, 2009 and raised its business outlook for the remainder of 2009.
Results for the Third Quarter of 2009
Total revenue for the third quarter of 2009 was $36.3 million, compared to $28.4 million in the third quarter of last year and $32.9 million in the second quarter of 2009. Net income for the third quarter of 2009 was $3.6 million, or $0.06 per share on a diluted basis, compared to $2.0 million, or $0.03 per share on a diluted basis, in the same period last year, and $1.7 million, or $0.03 per share on a diluted basis, in the second quarter of 2009. Net income on a non-GAAP1 basis for the third quarter of 2009 was $5.7 million, or $0.09 per share on a diluted basis, compared to $3.4 million, or $0.05 per share on a diluted basis, in the same period last year, and $4.5 million, or $0.07 per share on a diluted basis, in the second quarter of 2009. Non-GAAP net income1 differs from GAAP net income in the third quarter of 2009 as it excludes stock-based compensation expense and amortization of acquired intangible assets, all net of tax, of $2.1 million, or approximately $0.03 per share. Non-GAAP net income1 differs from GAAP net income in the third quarter of 2008 as it excludes stock-based compensation expense, net of tax, of $1.4 million, or approximately $0.02 per share. Non-GAAP net income1 differs from GAAP net income in the second quarter of 2009 as it excludes stock-based compensation expense, amortization of acquired intangible assets, and merger and integration-related costs, all net of tax, of $2.8 million, or approximately $0.04 per share. A reconciliation of GAAP to non-GAAP1 results is included at the end of this press release.

Results for the First Nine Months of 2009
Total revenue for the first nine months of 2009 was $100.2 million compared to $85.8 million in the same period last year. Net income for the first nine months of 2009 was $8.0 million, or $0.13 per share on a diluted basis, compared to $7.9 million, or $0.12 per share on a diluted basis, in the same period last year. Net income on a non-GAAP1 basis for the first nine months of 2009 was $14.5 million, or $0.24 per share on a diluted basis, compared to $11.5 million, or $0.18 per share on a diluted basis, in the same period last year. Non-GAAP net income1 differs from GAAP net income in the first nine months of 2009 as it excludes stock-based compensation expense, amortization of acquired intangible assets, and merger and integration-related costs, all net of tax, of $6.5 million, or approximately $0.11 per share. Non-GAAP net income1 differs from GAAP net income in the first nine months of 2008 as it excludes stock-based compensation expense, net of tax, of $3.6 million, or approximately $0.06 per share. A reconciliation of GAAP to non-GAAP1 results is included at the end of this press release.
Company Raises Business Outlook for 2009
The Company today raised its full year business outlook for 2009. The Company’s outlook is based on the current indications for its business, which may change at any time.

Year Ended December 31, 2009
	Previous	New
In Millions Except Per Share	Business	Business
Amounts and Tax Rates	Outlook*	Outlook
Total revenue	$130.0-$134.0	$138.0-$140.0
Non-GAAP[1] diluted EPS	$0.28-$0.30	$0.34-$0.35
Non-GAAP[1] tax rate	35%	34%
Diluted share count	62.0	No Change

*	As previously issued by the Company on July 30, 2009
Company to Host Live Conference Call and Webcast
The Company’s management team will host a live conference call and webcast at 5:00 p.m. eastern daylight savings time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing (800) 230-1096 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1 612.332.0226 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing (800) 475-6701 and using access code 118025 or by accessing the webcast replay on the Company’s investor relations website.

About Acme Packet, Inc.
Acme Packet, Inc. (NASDAQ: APKT), the leader in session border control solutions, enables the delivery of trusted, first-class interactive communications—voice, video and multimedia sessions—and data services across IP network borders. Our Net-Net family of session border controllers, multiservice security gateways and session routing proxies supports multiple applications in service provider, enterprise and contact center networks—from VoIP trunking to hosted enterprise and residential services to fixed-mobile convergence. They satisfy critical security, service assurance and regulatory requirements in wireline, cable and wireless networks; and support multiple protocols—SIP, H.323, MGCP/NCS, H.248 and RTSP—and multiple border points—service provider access and interconnect, and enterprise access and trunking. Our products have been selected by 910 customers in 100 countries. They include 48 of the top 50, and 90 of the top 100 service providers in the world; and 8 of the Fortune 25. For more information, contact us at +1 781.328.4400, or visit www.acmepacket.com.
Acme Packet, Inc. Safe Harbor Statement
Statements contained herein that are not historical fact (including those in the section “Company Raises Business Outlook for 2009”) may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate, among other things, to expected financial and operating results and to future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: difficulties expanding its customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulty developing new products; difficulty in relationships with vendors and partners; difficulties in integrating an acquired business; higher risk in international operations; difficulty managing rapid growth; difficulty managing its financial performance; its ability to hire and retain employees and appropriately staff its operations; the spending of the proceeds of its capital raising activities; its cash needs; and the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

(1)	The Company uses the financial measures “non-GAAP net income” and “non-GAAP net income per share” to supplement its consolidated financial statements, which are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of non-GAAP net income and non-GAAP net income per share is not meant to be a substitute for “net income” or “net income per share”, presented in accordance with GAAP, but rather should be evaluated in conjunction with net income and net income per share. The Company’s management believes that the presentation of non-GAAP net income and non-GAAP net income per share provides useful information to investors because this financial measure excludes stock-based compensation expense which is a non-cash charge. Non-GAAP net income and non-GAAP net income per share for the three and nine months ended September 30, 2009 and the three months ended June 30, 2009 also excludes amortization of acquired intangible assets associated with the Company’s acquisition of Covergence Inc. on April 30, 2009. Non-GAAP net income and non-GAAP net income per share for the three months ended June 30, 2009 and the nine months ended September 30, 2009 also excludes merger and integration-related costs associated with the Company’s acquisition of Covergence Inc. on April 30, 2009. By excluding stock-based compensation expense, amortization of acquired intangible assets and merger and integration-related expenses, management can compare the Company’s ongoing operations to prior periods and to the ongoing operations of other companies in its industry who may have materially different unusual charges. Management does not consider any of stock-based compensation expense, amortization of acquired intangible assets and merger and integration-related expenses to be part of the Company’s ongoing operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations. Non-GAAP net income and non-GAAP net income per share are primary financial indicators that the Company’s management uses to evaluate the Company’s financial results and forecast anticipated financial results for future periods. Management also uses these non-GAAP figures to make financial and operational decisions as these numbers exclude non-operational activities. These non-GAAP measures should not be considered measures of the Company’s liquidity. The Company’s definition of “non-GAAP net income” and/or “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Subject to the review and approval of the audit committee of the Board of Directors, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income” and/or “non-GAAP net income per share” by excluding these expenses and gains.

Acme Packet, Inc.
Condensed Consolidated Statements of Income
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Revenue:
Product	$27,726	$22,318	$75,020	$68,786
Maintenance, support and service	8,621	6,118	25,175	16,991

Total revenue	36,347	28,436	100,195	85,777

Cost of revenue (2) (3):
Product	5,178	4,861	15,280	14,094
Maintenance, support and service	1,773	1,132	3,903	3,739

Total cost of revenue	6,951	5,993	19,183	17,833

Gross profit	29,396	22,443	81,012	67,944

Operating expenses (2) (3):
Sales and marketing	13,703	11,359	37,647	33,135
Research and development	7,271	6,075	20,513	17,451
General and administrative	3,253	2,332	9,674	7,085
Merger and integration-related costs	—	—	1,102	—

Total operating expenses	24,227	19,766	68,936	57,671

Income from operations	5,169	2,677	12,076	10,273

Other income, net	28	726	150	2,780

Income before provision for income taxes	5,197	3,403	12,226	13,053

Provision for income taxes	1,617	1,369	4,195	5,165

Net income	$3,580	$2,034	$8,031	$7,888

Net income per share:
Basic	$0.06	$0.03	$0.14	$0.13

Diluted	$0.06	$0.03	$0.13	$0.12

Weighted average number of common shares used in net income per share calculation:
Basic	58,143,857	58,120,027	56,622,433	59,568,054

Diluted	62,927,591	62,282,852	60,904,244	64,275,760

(2) Amounts include stock-based compensation expense, as follows:
Cost of product revenue	$125	$116	$381	$329
Cost of maintenance, support and service revenue	154	122	415	301
Sales and marketing	1,261	967	3,537	2,732
Research and development	934	639	2,537	1,409
General and administrative	322	174	848	560

(3) Amounts include amortization of acquired intangible assets, as follows:
Cost of product revenue	$208	$—	$347	$—
Sales and marketing	21	—	30	—
Research and development	23	—	33	—

Acme Packet, Inc.
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
	(unaudited)			(unaudited)
Reconciliation of non-GAAP net income (1):
Net income	$3,580	$1,693	$2,034	$8,031	$7,888
Adjustments:
Stock-based compensation expense, net of taxes	1,923	1,826	1,346	5,313	3,603
Amortization of acquired intangible assets	164	103	—	267	—
Merger and integration-related costs, net of taxes	—	903	—	903	—

Non-GAAP net income (1)	$5,667	$4,525	$3,380	$14,514	$11,491

Non-GAAP net income per share (1):
Basic	$0.10	$0.08	$0.06	$0.26	$0.19

Diluted	$0.09	$0.07	$0.05	$0.24	$0.18

Other operational data:
Depreciation and amortization	$1,529	$1,333	$1,491	$3,789	$4,114
Capital expenditures	$1,449	$1,228	$1,050	$3,786	$3,215

(1)	The Company uses the financial measures “non-GAAP net income” and “non-GAAP net income per share” to supplement its consolidated financial statements, which are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of non-GAAP net income and non-GAAP net income per share is not meant to be a substitute for “net income” or “net income per share”, presented in accordance with GAAP, but rather should be evaluated in conjunction with net income and net income per share. The Company’s management believes that the presentation of non-GAAP net income and non-GAAP net income per share provides useful information to investors because this financial measure excludes stock-based compensation expense which is a non-cash charge. Non-GAAP net income and non-GAAP net income per share for the three and nine months ended September 30, 2009 and the three months ended June 30, 2009 also excludes amortization of acquired intangible assets associated with the Company’s acquisition of Covergence Inc. on April 30, 2009. Non-GAAP net income and non-GAAP net income per share for the three months ended June 30, 2009 and the nine months ended September 30, 2009 also excludes merger and integration-related costs associated with the Company’s acquisition of Covergence Inc. on April 30, 2009. By excluding stock-based compensation expense, amortization of acquired intangible assets and merger and integration-related expenses, management can compare the Company’s ongoing operations to prior periods and to the ongoing operations of other companies in its industry who may have materially different unusual charges. Management does not consider any of stock-based compensation expense, amortization of acquired intangible assets and merger and integration-related expenses to be part of the Company’s ongoing operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations. Non-GAAP net income and non-GAAP net income per share are primary financial indicators that the Company’s management uses to evaluate the Company’s financial results and forecast anticipated financial results for future periods. Management also uses these non-GAAP figures to make financial and operational decisions as these numbers exclude non-operational activities. These non-GAAP measures should not be considered measures of the Company’s liquidity. The Company’s definition of “non-GAAP net income” and/or “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Subject to the review and approval of the audit committee of the Board of Directors, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income” and/or “non-GAAP net income per share” by excluding these expenses and gains.

Acme Packet, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2009	2008
	(unaudited)

Assets

Current assets:
Cash and cash equivalents	$158,801	$125,723
Accounts receivable, net	25,594	26,163
Inventory	8,303	7,008
Deferred tax asset	1,684	1,262
Other current assets	4,191	1,362

Total current assets	198,573	161,518
Property and equipment, net	6,647	5,485
Intangible assets, net	10,557	—
Other assets	215	467
Deferred tax asset, net	10,576	6,540

Total assets	$226,568	$174,010

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$5,533	$3,364
Accrued expenses and other current liabilities	9,136	6,865
Deferred revenue	22,167	15,283

Total current liabilities	36,836	25,512

Deferred rent	—	96

Deferred revenue	3,259	1,591

Stockholders’ equity:
Common stock	65	61
Treasury stock, at cost	(37,522)	(37,522)
Additional paid-in capital	184,194	152,567
Retained earnings	39,736	31,705

Total stockholders’ equity	186,473	146,811

Total liabilities and stockholders’ equity	$226,568	$174,010

Condensed Consolidated Statements of Cash Flow
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)

Cash provided by operating activities	$4,142	$2,547	$29,339	$21,625
Cash (used in) provided by investing activities	(1,427)	(1,050)	2,074	(3,215)
Cash provided by (used in) financing activities	463	(22,371)	1,665	(27,793)